UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2004



                      Compass Minerals International, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-31921               36-3972986
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)         Identification Number)



                               8300 College Blvd.
                           Overland Park, Kansas 66210
          (Address of principal executive offices, including zip code)


                                 (913) 344-9200
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 9. REGULATION FD DISCLOSURE

     A press release issued by Compass Minerals International, Inc. on April 8, 2004 announced the appointment of a new director. The director replaces a retired Compass Minerals employee who stepped down in order to promote the board of director's increasing independence. The press release is filed herewith as Exhibits 99.1 and is incorporated herein in its entirety by reference.



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      COMPASS MINERALS INTERNATIONAL, INC.


Date:  April 8, 2004                  /s/ Rodney Underdown
                                      ------------------------------------------
                                      Rodney Underdown
                                      Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                              Press release dated April 8, 2004